The Hirtle Callaghan Trust
                  Supplement to Prospectus of November 1, 2006
                 The date of this Supplement is January 5, 2007

Management of the Trust. Pursuant to the terms of a discretionary investment advisory agreement with the Trust ("Hirtle Callaghan Agreement"), Hirtle Callaghan serves as the Trust's primary investment adviser. Consistent with the Trust's "multi-manager" structure, however, day-to-day portfolio management services are provided to each of the Trust's separate investment portfolios (each, a "Portfolio") by one or more independent investment advisory firms (each, a "Specialist Manager"), each serving in accordance with the terms of individual portfolio management agreements approved by the Trust's Board of Trustees ("Board") and under the supervision of Hirtle Callaghan.

To the extent permitted under the rules promulgated under the Investment Company Act of 1940 by the Securities and Exchange Commission ("SEC"), the Trust is authorized to enter into portfolio management agreements without seeking the approval of the Trust's shareholders provided that the terms of any such agreement have been approved by the Trust's Board, including a majority those members of the Board who are not affiliated with Hirtle Callaghan ("Independent Trustees"). The Hirtle Callaghan Agreement was last approved by the Trust's Board at a meeting held on March 14, 2006. It became effective following its approval by the Trust's shareholders on December 27, 2006, replacing a prior non-discretionary agreement and without changing the rate at which advisory fees are computed for the Trust.

The Fixed Income Opportunity Portfolio. As of December 18, 2006, Seix Advisors ("Seix") is the Specialist Manager of the Fixed Income Opportunity Portfolio. The investment objective of the Fixed Income Opportunity Portfolio is to achieve above-average total return by investing in high yield securities (often referred to as "junk bonds"). The Seix investment process is focused on capturing the upside potential of the high yield securities market while adhering to strict risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests exclusively in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer's security, cash flow and capital structures. The Firm's high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model designed to provide a quantitative basis for establishing spread targets. Seix adheres to a strong sell discipline, and eliminates positions once sell targets are reached, when fundamental conditions change significantly, or when a bond's price falls below a certain level relative to its peer group.

About Seix. Seix is a separately operated division of Trusco Capital Management, Inc., an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. Michael McEachern, Senior High Yield Portfolio Manager & Head of the High Yield Group, is primarily responsible for the day-to-day management of the Fixed Income Opportunity Portfolio's assets. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., a publicly-traded holding company and member of the New York Stock Exchange.

Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Opportunity Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2006. The net assets of the Fixed Income Opportunity Portfolio as of June 30, 2006 totaled $135 million. The figure shown reflects the application of the fee schedule described below. The maximum fee payable to Seix is 0.50% of the Portfolio's average daily net assets.

  Annual Operating Expenses            Example:  This  Example is  intended to
  (Expenses that are deducted from help you compare the cost of investing the Portfolio's assets, expressed in the Portfolio with the cost of
  as a percentage of average net       investing  in other mutual  funds.  The
  assets)                              Example assumes that you invest $10,000
                                       in the  Portfolio  for the time periods
                                       indicated  and then  redeem all of your
                                       shares at the end of those periods. The
                                       Example also  assumes the  reinvestment
                                       of all dividends and  distributions  in
                                       shares of the  Portfolio  and that your
                                       investment  has a 5%  return  each year
                                       and  that  the  Portfolio's   operating
                                       expenses remain the same. Although your
                                       actual  cost may be  higher  or  lower,
                                       based on these assumptions,  your costs
                                       would be:
  Management Fee        0.49%
  Other Expenses        0.11%          1  Year..........................$61.00
                                       3  Years........................$192.00
  Total Portfolio                      5  Years........................$335.00
  Operating Expenses    0.60%          10 Years........................$750.00

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Seix  currently  serves  the  Portfolio  pursuant  to the terms of an  agreement
("Interim Agreement"). For its services under the Interim Agreement, Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. The Interim Agreement also provides that, to the extent assets of other clients of Hirtle Callaghan & Co., Inc. ("Related Accounts") are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix. Seix replaced the Portfolio's prior manager pursuant to actions taken by the Trust's Board on December 12, 2006, and December 18, 2006, which effectively terminated the agreement ("Prior Agreement") with the prior manager. The terms of the Interim Agreement, which became effective on December 18, 2006 ("Effective Date") are substantively the same as those of the Prior Agreement save for the duration of the agreement and the fee schedule described above. These fees will be equal to, or under certain circumstances, lower than the fees charged under the Prior Agreement. In accordance with Rule 15(a)(4) under the Investment Company Act of 1940, the Interim Agreement will remain in effect for 150 days following the Effective Date or until a final agreement ("Proposed Final Agreement") between the Trust and Seix relating to the Fixed Income Opportunity Portfolio is presented to shareholders of the Portfolio and either approved or disapproved at a meeting of the Portfolio's shareholder schedule to be held on March 13, 2007. If approved, the Proposed Final Agreement (the terms of which are substantively identical to those of the Interim Agreement, save for its duration) will remain in effect in accordance with its terms for two years and will continue in effect from year to year thereafter in accordance with its terms so long as it is approved annually by the Trust's Board. If such a final agreement is not approved by the Portfolio's shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.



                         Supplement to Prospectus for The Hirtle Callaghan Trust
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